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                                                          EXHIBIT 10(b)

                       FIRST AMENDMENT TO
                 ANADARKO PETROLEUM CORPORATION
             KEY EMPLOYEE CHANGE OF CONTROL CONTRACT

     THIS AMENDMENT, dated as of July 11, 2000 ("Amendment"), by and between Anadarko Petroleum Corporation, a Delaware corporation ("Anadarko"), and _________________ (the "Executive"), amends the Key Employee Change of Control Contract by and between Anadarko and the Executive, dated as of the ___________ day of _______, 199__, (the "Contract"). Capitalized
terms used but not defined herein shall have the meanings set forth in the Contract.

1. As permitted by Section 12 of the Contract and effective as of July 11, 2000, the following shall be added to Section 6(I) of the Contract:

"The foregoing notwithstanding and any other provisions of this Agreement notwithstanding, no amount shall be paid to Executive pursuant to Item F above due to the fact that Executive has received incident to its termination, any and all amounts payable and owing to him if he was a participant under the Company's Executive Deferred Compensation Plan.

2. As permitted by Section 12 of the Contract and effective as of July 11, 2000, the Contract is hereby amended to add the following new Section 13, to read in its entirety as follows:

     13. UPR Transaction not a Change of Control. Notwithstanding any other provision of this Agreement to the contrary, for purposes of this Agreement or any rights relating thereto, a "Change of Control" shall not include any votes, transactions, acquisitions of stock ownership, changes in board composition, or other actions, transactions or consequences of any nature whatsoever, whether viewed in isolation or in the aggregate, occurring in connection with or resulting from the transactions contemplated by the Agreement and Plan of Merger among Anadarko Petroleum Corporation, Dakota Merger Corp., and Union Pacific Resources Group Inc., dated as of April 2, 2000 (as it may be amended or supplemented from time to time) and any related documents.

2. As amended hereby, the Contract is specifically ratified and reaffirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed this 11th day of July, 2000.


                              ANADARKO PETROLEUM CORPORATION


                              By:____________________________________
                                   Charles G. Manley
                                   Sr. Vice President, Administration


EXECUTIVE

_______________________________________
                       FIRST AMENDMENT TO
                 ANADARKO PETROLEUM CORPORATION
             KEY EMPLOYEE CHANGE OF CONTROL CONTRACT

     THIS AMENDMENT, dated as of July 11, 2000 ("Amendment"), by and between Anadarko Petroleum Corporation, a Delaware corporation ("Anadarko"), and _________________ (the "Executive"), amends the Key Employee Change of Control Contract by and between Anadarko and the Executive, dated as of the ___________ day of _______, 199__, (the "Contract"). Capitalized
terms used but not defined herein shall have the meanings set forth in the Contract.

1. As permitted by Section 12 of the Contract and effective as of July 11, 2000, Section 6(i)F shall be deleted from the Contract.

2. As permitted by Section 12 of the Contract and effective as of July 11, 2000, the Contract is hereby amended to add the following new Section 13, to read in its entirety as follows:

     13. UPR Transaction not a Change of Control. Notwithstanding any other provision of this Agreement to the contrary, for purposes of this Agreement or any rights relating thereto, a "Change of Control" shall not include any votes, transactions, acquisitions of stock ownership, changes in board composition, or other actions, transactions or consequences of any nature whatsoever, whether viewed in isolation or in the aggregate, occurring in connection with or resulting from the transactions contemplated by the Agreement and Plan of Merger among Anadarko Petroleum Corporation, Dakota Merger Corp., and Union Pacific Resources Group Inc., dated as of April 2, 2000 (as it may be amended or supplemented from time to time) and any related documents.

2. As amended hereby, the Contract is specifically ratified and reaffirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed this 11th day of July, 2000.


                              ANADARKO PETROLEUM CORPORATION


                              By:____________________________________
                                   Charles G. Manley
                                   Sr. Vice President, Administration


EXECUTIVE

_______________________________________